                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I


                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED MAY 1, 2015 TO
              PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED)


This supplement updates certain information contained in your last prospectus dated November 1, 2002 and subsequent supplements. You should read and retain this supplement.


We currently are not offering any new contracts. However, Contractholders of existing flexible payment deferred contracts may continue to make purchase payments.


The portfolio available with your contract is the MetLife Stock Index Portfolio (the "Portfolio") of the Metropolitan Series Fund.

METROPOLITAN SERIES FUND -- CLASS A
     MetLife Stock Index Portfolio

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


EXPENSE TABLE


The first table below shows the range (minimum and maximum) of total annual operating expenses charged by the Portfolio, before any voluntary or contractual fee waivers and/or expense reimbursements. The assets of the New England Variable Annuity Fund I (the "Fund") are invested solely in the MetLife Stock Index Portfolio of the Metropolitan Series Fund which may impose a redemption fee in the future. The second table shows the Portfolio's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. More detail concerning this Portfolio's fees and expenses is contained in the prospectus for this Portfolio. The Current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.


FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2014


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       0.27%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


                                       DISTRIBUTION               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                          AND/OR                 FUND FEES     ANNUAL        AND/OR       ANNUAL
                          MANAGEMENT      SERVICE       OTHER       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                     FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------ ------------ -------------- ---------- ----------- ----------- --------------- ----------
METROPOLITAN SERIES FUND
 -- CLASS A
 MetLife Stock Index
  Portfolio.............    0.25%          --          0.02%        --        0.27%         0.01%         0.26%

The information shown in the table above was provided by the Portfolio and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


THE PORTFOLIO


PORTFOLIO                          INVESTMENT OBJECTIVE                  INVESTMENT ADVISER/SUBADVISER
--------------------------------   -----------------------------------   -------------------------------
METROPOLITAN SERIES FUND --
 CLASS A
 MetLife Stock Index Portfolio     Seeks to track the performance of     MetLife Advisers, LLC
                                   the Standard & Poor's 500(R)          Subadviser: MetLife Investment
                                   Composite Stock Price Index.          Management, LLC

HIGHLIGHTS


CYBERSECURITY


Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolio and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Contractholders' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on Metropolitan Life Insurance Company and the Portfolio, as well as individual Contractholders and their contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolio; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential Contractholder or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


FINANCIAL STATEMENTS


The financial statements for the Sub-Account of the Separate Account are attached. Upon request, financial statements for the insurance company will be sent to you without charge.


       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Distributor:                                           (800) 848-3854
MetLife Investors Distribution Company